UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 19, 2009

DIGIRAD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-50789	33-0145723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13950 Stowe Drive
Poway, California  92064
 (Address of principal executive offices, including zip code)

(858) 726-1600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 19, 2009, Digirad Corporation, or the Company, appointed Steve Mendell and Lloyd H. Malchow to the Company’s board of directors, or the Board, each to serve until his successor is duly appointed and qualified.  The Company first publicly announced the appointment by press release on May 19, 2009, which is attached as Exhibit 99.1 to this current report on Form 8-K.

Mr. Mendell, 67, was a member of the Board of Directors of San Diego-based Gensia Inc., a biotechnology company that later merged with Sicor Inc. to become Gensia Sicor (and was later acquired by Teva Pharmaceuticals). He has also been a member of the Board of Directors of the Biotechnology Industry Organization and represented the biotechnology industry on the NASDAQ Corporate Advisory Board. Mr. Mendell is also a former Inc. magazine Entrepreneur of the Year. He has a bachelor’s degree from UC Santa Barbara and a graduate degree in international management from The Thunderbird School of International Management.

Since 1999, Mr. Malchow, 55, has been President and Chief Executive Officer of Aliso Viejo, CA-based SenoRx, Inc. (Nasdaq: SENO), which develops, manufactures and markets minimally invasive devices for the diagnosis and treatment of breast cancer. From 1993 to 1999, Mr. Malchow held various positions, including Chief Operating Officer, President and Chief Executive Officer, at Foster City, CA-based Penederm, a publicly traded drug delivery company acquired by Pittsburgh, PA-based Mylan Laboratories in 1998. Mr. Malchow has also held executive positions at Allergan and American Hospital Supply.  At Allergan he held several positions including Corporate Operating Committee Member, Vice President of Sales, Ophthalmology Vice President and General Manager of Skin Care. He currently serves on the Board of Directors of San Clemente, CA-based Rox Medical, a privately-held medical device company that develops products for the treatment of respiratory disease.  Mr. Malchow has a bachelor’s degree from Carroll College, a master’s degree from the University of Maryland and an MBA from Pepperdine University.

Pursuant to the Company’s non-employee director compensation policy, Messrs. Mendell and Malchow each received 25,000 restricted stock units of the Company’s common stock.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description

99.1	Text of press release issued by Digirad Corporation, dated May 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGIRAD CORPORATION

By:	/s/ Todd Clyde
Todd Clyde Chief Executive Officer

Date:     May 19, 2009

Exhibit Index

Exhibit No.	Description

99.1	Text of press release issued by Digirad Corporation, dated May 20, 2009.